UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2025

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, FL 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock	$0.01 par value	BLMN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Second Amended and Restated Severance Pay Plan for Salaried Employees Vice President and Above

On December 8, 2025, the Compensation Committee of the Board of Directors (the “Committee”) of Bloomin’ Brands, Inc. (the “Company”) approved the Bloomin’ Brands, Inc. Second Amended and Restated Severance Pay Plan for Salaried Employees Vice President and Above (the “Second A&R Plan”), effective as of December 8, 2025, for eligible salaried employees in roles of Vice President and above (each, a “Participant”). The Second A&R Plan amends and restates the previously Amended and Restated Severance Pay Plan first adopted and effective on October 21, 2024 to, among other changes, eliminate any severance pay for Participants terminated due to unsatisfactory performance or insufficient aptitude, and to add the provision of certain outplacement services for Participants who are otherwise eligible for severance under the Second A&R Plan.

This summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second A&R Plan to be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 28, 2025.

Equity Award Grants

On December 8, 2025, the Committee approved special retention grants for Michael Spanos, the Company’s Chief Executive Officer, and Kelly Lefferts, the Company’s Executive Vice President, Chief Legal Officer and Secretary. Mr. Spanos will receive restricted stock units having a grant date value of $2,000,000 and Ms. Lefferts will receive restricted stock units having a grant date value of $300,000, each of which vest ratably over three years on each anniversary of the grant date of January 5, 2026, subject to continued employment on the vesting date. The grant agreements for both Mr. Spanos and Ms. Lefferts also provide for continued vesting in accordance with the original vesting schedule in the event of termination by the Company without cause. Continued vesting is subject to ongoing compliance with a one-year noncompetition agreement and other restrictive covenants, violation of which trigger forfeiture and recovery of any shares already vested or scheduled to vest after the date of violation. The grants will be made under the Company’s previously filed form of Restricted Stock Unit Retention Award Agreement, with the additional terms described above.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date:	December 12, 2025	By:	/s/ Kelly Lefferts
Kelly Lefferts
Executive Vice President and Chief Legal Officer